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                                                                   EXHIBIT 10.16











                           AMENDMENT TO DEED OF TRUST
                         ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING
                               DATED JULY 31, 2002

                  This Amendment is Dated as of August 29, 2003

             in the amount of $800,000 which, when combined with the
              original amount secured by the Deed of Trust amended
           hereby, results in a total amount secured of $8,142,000.00 among CONCORDE CRIPPLE CREEK, INC.,
                   a Colorado corporation (the "Grantor") and

                       THE PUBLIC TRUSTEE OF GILPIN COUNTY
                               (the "Trustee") and

                 FIRST NATIONAL BANK, RAPID CITY, SOUTH DAKOTA, as the Lender herein named (the "Beneficiary")

                              LOCATION OF PREMISES:

                               Blackhawk, Colorado

          Recording requested by and after recording, please return to:

                            Mackall, Crounse & Moore
                              Attn: Craig A. Kepler
                                 1400 AT&T Tower
                              901 Marquette Avenue
                          Minneapolis, Minnesota 55402

This instrument was prepared by the above-named attorney.





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              AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND
                  RENTS, SECURITY AGREEMENT AND FIXTURE FILING

         THE MAXIMUM AMOUNT SECURED BY THE DEED OF TRUST AS AMENDED HEREBY IS $8,142,00.00, TOGETHER WITH INTEREST THEREON AND OTHER AMOUNTS HEREIN DESCRIBED. INTEREST ON THE AMOUNT SECURED HEREBY MAY FLUCTUATE FROM TIME TO TIME.

THIS AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("AMENDMENT") is entered into this 29th day of August, 2003, by and between: FIRST NATIONAL BANK, having its offices at 909 St. Joseph Street, Rapid City, South Dakota, 57701 ("LENDER"); CONCORDE CRIPPLE CREEK, INC., a Colorado corporation, having its office at 3290 Lien Street, Rapid City, South Dakota, Nevada 57702, ("GRANTOR" OR "BORROWER"); and the PUBLIC TRUSTEE OF GILPIN COUNTY (the "TRUSTEE").

                                    RECITALS

On or about July 31, 2002, Lender and Borrower, as well as certain named Guarantors and, as to the Deed of Trust, Trustee, entered into the following agreements:

(a)      Loan Agreement;

(b)      Promissory Note;

(c) Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (also entered into by the Public Trustee of Gilpin County [the "TRUSTEE"]), which was recorded in the official records of the County of Gilpin, Colorado, on August 2, 2002, in Book 766, Page 233 (the "DEED OF TRUST"), affecting the property described in Exhibit A hereto;

(d) Other documents in connection with the foregoing, including, without limitation, certain Guaranties, a Subordination Agreement, and other related documents, all of which, together with the foregoing, will collectively be referred to herein as the "LOAN DOCUMENTS." The indebtedness and obligations created and memorialized by the Loan Documents will be referred to herein as the "LOAN."

The original purpose of the Loan was to provide funds for use by Borrower in constructing certain improvements on and to the Premises. However, Borrower has requested Lender to advance additional funds to Borrower to enable completion of the construction. Lender has agreed to advance such additional funds, in consideration for which the parties hereto have agreed to this Amendment to amend the Deed of Trust to reflect the increased Maximum Amount secured thereby, in connection with which Borrower and Lender have executed a Loan Modification Agreement (the "MODIFICATION AGREEMENT") of even date herewith. The Modification Agreement, among other things, increases the principal balance of the Loan and the


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Note as set forth above, and the term "OBLIGATIONS" is hereby modified to refer to such increased principal amount.

                                    AGREEMENT

In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Deed of Trust is hereby amended, as set forth below. Other than as specifically modified herein, all terms and conditions of the Deed of Trust remain in full force and effect.

                                ARTICLE 1. GRANT

                     [THERE IS NO AMENDMENT TO THIS ARTICLE]

                         ARTICLE 2. OBLIGATIONS SECURED

The following portions of Article 2 of the Deed of Trust are hereby Amended to state as follows:

     2.1 OBLIGATIONS SECURED. Grantor makes this Deed of Trust for the purpose of securing the following obligations (collectively, the "Obligations"):

          (a) Payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under Section 362 (a) of the Bankruptcy Code, 11 U.S.C.
     Section 362(a)), of. (i) the principal sum which is, at any time, advanced and unpaid under the Loan (as defined in the Loan Agreement), not to exceed Eight Million One Hundred Forty Two Thousand and No/100 Dollars ($8,142,000.00) at any one time; (ii) interest and other charges accrued on said principal sum, or accrued on interest and other charges then outstanding under the Loan (all including, without limitation, interest and other charges that would accrue on such obligations, but for the filing of a petition in bankruptcy with respect to Grantor); and (iii) any other obligations of Grantor under the Note referred to below; all according to the terms of that certain Promissory Note dated concurrently herewith made by Grantor and payable to the order of First National Bank, Rapid City, South Dakota (herein referred to as either the "Lender" or the "Beneficiary"), according to the terms and provisions of said Note, and all renewals, extensions, amendments, restatements, replacements, substitutions and other modifications thereof (hereinafter collectively referred to as the "Note").

All other portions of Article 2 of the Deed of Trust remain in force as stated in the Deed of Trust.

                  ARTICLE 3. ASSIGNMENT OF LEASE AND PAYMENTS

                     [THERE IS NO AMENDMENT TO THIS ARTICLE]

                ARTICLE 4. SECURITY AGREEMENT AND FIXTURE FILING

The following portions of Article 4 of the Deed of Trust are hereby Amended to state as follows:


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     4.2  FIXTURE FILING.

               As to all of the above described Personal Property which is or which hereafter becomes a "fixture" under applicable law, this Deed of Trust constitutes a fixture filing under Section 4-9-502 of the Colorado UCC, as it may be amended or recodified from time to time. The address of Beneficiary from which information may be obtained concerning the security interest granted hereunder and the mailing address of Grantor are as follows:

          Beneficiary:    First National Bank, Rapid City, South Dakota
                          as the Lender herein named
                          909 St. Joseph Street
                          Rapid City, South Dakota 57701
                          Attention: Todd Christoffer, Branch President

          Grantor:        Concorde Cripple Creek, Inc.
                          3290 Lien Street
                          Rapid City, South Dakota 57702
                          Attention: Jerry Baum, President

                          Tax ID No.  91-1771693

All other portions of Article 4 of the Deed of Trust remain in force as stated in the Deed of Trust.

          ARTICLE 5. PROTECTION OF SECURITY OF DEED OF TRUST; RELEASE

                     [THERE IS NO AMENDMENT TO THIS ARTICLE]

                  ARTICLE 6. RIGHTS AND DUTIES OF THE PARTIES

The following portions of Article 6 of the Deed of Trust are hereby Amended to state as follows:

     6.1 CERTAIN REPRESENTATIONS AND WARRANTIES OF GRANTOR. Grantor represents, warrants and covenants that:

          (a) This Deed of Trust, as amended hereby, continues to create a first priority mortgage lien and/or, to the extent applicable, a first priority security interest on the Real Property and all of the Property which is in addition to the Real Property, subject only to Permitted Encumbrances (as defined in the Loan Agreement).

     6.2 PAYMENT OF OBLIGATIONS. Grantor shall pay when due, or cause to be paid when due: (i) the principal of, and interest on, the indebtedness evidenced by the Note as increased by the Modification Agreement; (ii) all charges, fees and other sums as provided in the Loan Documents (as defined in the Loan Agreement) including, without limitation, all increases by virtue of the Modification Agreement, all reasonable costs, fees and expenses of this Deed of Trust incurred by Beneficiary in connection with any Default; (iii) the principal of, and interest on, any future advances secured by this Deed of Trust; and (iv) the principal of, and interest on, any other indebtedness secured by this Deed of Trust.


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All other portions of Article 6 of the Deed of Trust remain in force as stated
in the Deed of Trust.

                         ARTICLE 7. DEFAULT PROVISIONS

                     [THERE IS NO AMENDMENT TO THIS ARTICLE]

                      ARTICLE 8. MISCELLANEOUS PROVISIONS

                     [THERE IS NO AMENDMENT TO THIS ARTICLE]

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS MODIFICATION AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT CAN BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the day and year set forth above.

                                          GRANTOR

                                          CONCORDE CRIPPLE CREEK, INC.,
                                          a Colorado corporation


                                          By: /s/ Jerry L. Baum
                                              ----------------------------------
                                          Name: Jerry Baum
                                          Its:  President





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                                    EXHIBIT A

                                LEGAL DESCRIPTION

Parcel A:

Parcel W - 11,
Golden Gates Minor Subdivision,
as shown on Plat recorded October 11, 2000, in Book 70.4, Page 182, County of Gilpin, State of Colorado.

Parcel B:

Unit 2,
Ultimate Parking Garage, a Condominium,
According to the Condominium Declaration recorded June 12, 2002, in Book 760, Page 21, Reception No. 112969, in the records of the Clerk and Recorder of the County of Gilpin, State of Colorado, and according to the Condominium Map recorded June 12, 2002, in Book 760, Page 85, Reception No. 112970, in the records of the Clerk and Recorder of the County of Gilpin, State of Colorado, County of Gilpin, State of Colorado.

Parcel C:

Unit 3,
Ultimate Parking Garage, a Condominium,
According to the Condominium Declaration recorded June 12, 2002, in Book 760, Page 21, Reception No. 112969, in the records of the Clerk and Recorder of the County of Gilpin, State of Colorado, and according to the Condominium Map recorded June 12, 2002, in Book 760, Page 85, Reception No. 112970, in the records of the Clerk and Recorder of the County of Gilpin, State of Colorado, County of Gilpin, State of Colorado.




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